SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2002

                                  ANACOMP, INC.
             (Exact Name of Registrant as Specified in its Charter)

   Indiana                                1-8328            35-1144230

 (State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
  of incorporation)                                        Identification No.)


                          15378 Avenue of Science 92128

                                  San Diego, CA

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (858) 716-3400

_______________________________________________________________________________

                            12365 Crosthwaite Circle

                                 Poway, CA 92064

          (Former Name or Former Address, if Changed Since Last Report)

                   ANACOMP(R) RELOCATES CORPORATE HEADQUARTERS

           Fourth Quarter/Year-end Earnings Conference Call Scheduled; Annual Meeting to be Held at New Location in City of San Diego

SAN DIEGO, CA - December 23, 2002 - Anacomp, Inc. (OTC BB: ANCPA), a global provider of information outsourcing, maintenance support, and imaging and print solutions, today announced that it has opened the doors for business at its new Corporate headquarters building in the Carmel Mountain Ranch area of San Diego.

     "Our new facility will provide Anacomp with an enhanced corporate presence, and our employees with an improved working environment in which to serve valued stakeholders better," said Jeff Cramer, president and chief executive officer of Anacomp.

     Also included at the new location is Anacomp's San Diego Data Center, which provides outsourced CD, print and micrographic services to some 40 customers through its extensive distribution network. Combined with its service and support facility in Vista, Anacomp's San Diego County work force encompasses approximately 325 personnel.

     The Company also announced that it will host a conference call for the investment community on January 7, 2003 to discuss the results of its fourth quarter and fiscal year ended September 30, 2002. The conference call, which will begin at 8:30 a.m. PST, may be accessed at 1-800-857-9602, Leader: Jeff Cramer, Passcode: Analyst. The conference call replay number will be 1-800-685-1821, Passcode 10703. It will replay for one week until January 14, 2003.

     Lastly, Anacomp will hold its 2003 Annual Meeting of Shareholders at the Company's new corporate headquarters on February 25, 2003, at 1 p.m. PST. All Anacomp Shareholders are invited to attend the Meeting.

     Contact information for Anacomp's new offices is as follows: Anacomp, Inc., 15378 Avenue of Science, San Diego, CA 92128-3407, (858) 716-3400.

About Anacomp

Anacomp, Inc., provides comprehensive information outsourcing, maintenance support, and imaging and print solutions to approximately 7,000 businesses and organizations in approximately 70 countries either directly or through its worldwide network of dealers and distributors. Founded in 1968 and headquartered in San Diego, Anacomp offers a full range of solutions for the secure capture, production, presentation, retrieval and archive of critical business documents, as well as professional services for mass storage, computing and networking equipment. Current product and service offerings include digital document services, document imaging services, print and micrographic services, business continuity services, multi-vendor services and support, and imaging and print systems and supplies. For more information, visit Anacomp's web site at www.anacomp.com.

                                     # # #

Media Contact: Kimberly Kasitz, Anacomp Marketing Communications, (858) 716-3468 or kkasitz@anacomp.com

Analyst Contact: Deb Troyer, Anacomp Investor Relations, (858) 716-3605 or dtroyer@anacomp.com

This news release may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. Such risks, uncertainties and other important factors include: general economic and business conditions; the declining trend in the micrographics market and other industry trends; competition; raw material costs and availability; currency fluctuations; the loss of any significant customers; changes in business strategy or development plans; availability, terms and deployment of capital; availability of qualified personnel; and changes in, or failure or inability to comply with, government regulation.

Anacomp's news releases are distributed through PRNewswire and can be accessed via the Internet (www.anacomp.com or www.prnewswire.com).

Anacomp is a registered trademark of Anacomp, Inc.